UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006
CANCERVAX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01. Entry into a Material Definitive Agreement.
     1. Option Awards to Executive Officers. On March 20 and March 27, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of CancerVax Corporation (the “Company”) approved the following stock option grants to certain of the Company’s executive officers under the CancerVax Corporation Amended and Restated 2003 Equity Incentive Award Plan (the “2003 Plan”).

Name of Executive	Number of Shares Subject to Stock Options
David F. Hale, President and Chief Executive Officer	100,000 shares
William R. LaRue, Senior Vice President and Chief Financial Officer	60,000 shares
Hazel M. Aker, Senior Vice President, General Counsel and Secretary	60,000 shares
Guy Gammon, Vice President, Clinical Development	50,000 shares
Dennis E. Van Epps, Vice President, Research	50,000 shares
     The award to Mr. Hale was approved by the Committee on March 20, 2006 and the terms of the award to Mr. Hale were described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 24, 2006. Such stock options vest in monthly installments over a three year period commencing on the first monthly anniversary of the date of grant, subject to Mr. Hale’s continued employment or service with the Company on such dates. In addition, such stock options will vest on an accelerated basis if Mr. Hale dies or becomes permanently disabled, in which case that portion of such stock options that would have vested if Mr. Hale had remained employed by or providing services to the Company for an additional 12 months will immediately vest on the date of termination.
     The stock options granted to Messrs. LaRue and Van Epps, Dr. Gammon and Ms. Aker were approved by the Committee on March 27, 2006. Each award will have a ten-year term. The exercise price per share for these stock options is $2.90, which was the fair market value per share of the Company’s common stock on the date of grant, as determined under the 2003 Plan. The stock options will vest in full upon the termination of the recipient’s employment or service with the Company and will remain exercisable for a period of one year following such termination. In addition, such stock options will vest on an accelerated basis if an executive dies or becomes permanently disabled, in which case that portion of such executive’s stock options that would have vested if such executive had remained employed by or providing services to the Company for an additional 12 months will immediately vest on the date of termination. The stock options will be evidenced by, and subject to the terms and provisions of, a stock option agreement in substantially the form previously filed by the Company as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission on May 5, 2005 (the “Option Agreement”).
     2. Amendments to Employment Agreements.
     In connection with the foregoing awards to Messrs. Hale, LaRue and Van Epps, Dr. Gammon and Ms. Aker, on March 27, 2006 the Committee also approved an amendment to the employment agreements with such executive officers. The amendments provide that the stock option awards described above will not vest on an accelerated basis pursuant to the provisions of the executives’ existing employment agreements.

     On March 31, 2006, the Company entered into an additional amendment to the employment agreement with Mr. Van Epps. The effect of the amendment is to remove the provisions in the original employment agreements with Mr. Van Epps that provide for severance benefits in the event of a resignation for “Good Reason” (as defined in the original employment agreement). Instead, Mr. Van Epps will be eligible for severance benefits under the employment agreement only in the event of a termination of employment by the Company without Cause (as defined in the original employment agreement).
     The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the amendments to the employment agreements filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 27, 2006, Mr. LaRue notified the Company of his resignation as Senior Vice President and Chief Financial Officer of the Company, effective as of June 1, 2006. Mr. LaRue, who has indicated that his reason for deciding to resign is to pursue other business opportunities, has served as an executive officer of the Company since April 2001.
     On March 27, 2006, Ms. Aker notified the Company of her resignation as Senior Vice President, General Counsel and Secretary of the Company, effective as of the closing of the Company’s proposed merger with Micromet AG. Ms. Aker, who has indicated that her reason for deciding to resign is to accept a position with another biotechnology company, has served as an executive officer of the Company since February 2001.
     Mr. LaRue and Ms. Aker have each agreed to provide consulting services to the combined company until August 15, 2006, in order to assist with post-merger integration activities, each for compensation of $50,000.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Employment Agreement, dated March 27, 2006, between CancerVax Corporation and David F. Hale.
10.2	First Amendment to Second Amended and Restated Employment Agreement, dated March 27, 2006, between CancerVax Corporation and William R. LaRue.
10.3	First Amendment to Second Amended and Restated Employment Agreement, dated March 27, 2006, between CancerVax Corporation and Hazel M. Aker.
10.4	First Amendment to Second Amended and Restated Employment Agreement, dated March 27, 2006, between CancerVax Corporation and Guy Gammon.
10.5	Second Amendment to Second Amended and Restated Employment Agreement, dated March 27, 2006, between CancerVax Corporation and Dennis E. Van Epps.
10.6	Third Amendment to Second Amended and Restated Employment Agreement, dated March 31, 2006, between CancerVax Corporation and Dennis E. Van Epps.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCERVAX CORPORATION

Date: March 31, 2006
	By:	/s/ David F. Hale

Name: David F. Hale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Employment Agreement dated March 27, 2006, between CancerVax Corporation and David F. Hale.
10.2	First Amendment to Second Amended and Restated Employment Agreement dated March 27, 2006, between CancerVax Corporation and William R. LaRue.
10.3	First Amendment to Second Amended and Restated Employment Agreement dated March 27, 2006, between CancerVax Corporation and Hazel M. Aker.
10.4	First Amendment to Second Amended and Restated Employment Agreement dated March 27, 2006, between CancerVax Corporation and Guy Gammon.
10.5	Second Amendment to Second Amended and Restated Employment Agreement dated March 27, 2006, between CancerVax Corporation and Dennis E. Van Epps.
10.6	Third Amendment to Second Amended and Restated Employment Agreement dated March 31, 2006, between CancerVax Corporation and Dennis E. Van Epps.